UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020 (June 25, 2020)

MICT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MICT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously reported, MICT, Inc., or the Company, (i) executed a convertible loan agreement with its majority owned subsidiary, Micronet Ltd., or Micronet, dated November 13, 2019, pursuant to which the Company agreed to loan Micronet $500,000 in the aggregate, or the Initial Convertible Loan, which permitted the conversion of the loan into ordinary shares of Micronet, or the Ordinary Shares, at a conversion price of NIS 0.38 per share, and required the issuance of a warrant to purchase Ordinary Shares at an exercise price of NIS 0.60 for any such conversions; and (ii) executed a second convertible loan agreement with Micronet, dated May 14, 2020, pursuant to which the Company agreed to loan Micronet $500,000 in the aggregate, or the Second Convertible Loan, which permitted the conversion of the loan into Ordinary Shares at a conversion price of NIS 0.14 per share and required the issuance of a warrant to purchase Ordinary Shares at an exercise price of NIS 0.14 for any such conversions.

On May 14, 2020 and May 27, 2020, respectively, Micronet and the Company entered into amendments to the Initial Convertible Loan, or the Amendments to the Initial Convertible Loan, to amend the conversion price and exercise price, as the case may be, to 0.14 NIS and subsequently to 0.16 NIS, each subject to the approval of the Micronet shareholders.

On June 25, 2020, Micronet filed an immediate report with the Tel Aviv Stock Exchange announcing that Micronet’s shareholders did not approve the Amendments to the Initial Convertible Loan and the Second Convertible Loan. As a result of such voting results, the terms of the Initial Convertible Loan will not change, and the Second Convertible Loan will not be subject to conversion by the Company and no warrants will be issuable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: June 29, 2020	By:	/s/ Darren Mercer
Name: Darren Mercer
Title: Interim Chief Executive Officer

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